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                                                                    Exhibit 10.2

                             NUANCE COMMUNICATIONS

                      1994 FLEXIBLE STOCK INCENTIVE PLAN
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     1.   Establishment, Purpose, and Definitions.
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          (a) There is hereby adopted the 1994 Flexible Stock Incentive Plan
(the "Plan") of NUANCE COMMUNICATIONS (the "Company").

          (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in paragraph 4 below) can acquire Common Stock of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "nonqualified stock options"). The Plan also provides for the sale of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates.

          (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

     2.   Administration of the Plan.
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          (a) The Plan shall be administered by the Board of Directors of the
Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). In the event that the Company shall be subject to Rule 16b-3 promulgated under the Securities Act of 1934, as amended ("Rule 16b-3"): (1) the Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3, and (ii) none of the members of the Committee shall receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under (x) the Plan or (y) any other plan of the Company or its Affiliates under which the participants are entitled to acquire Stock (including restricted Stock), stock options, stock bonuses, related rights or stock appreciation rights of the Company or any of its Affiliates, other than pursuant to transactions in any such other plan which do not disqualify a director from being a disinterested

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person under Rule 16b-3. The limitations set forth in this Section 2(a) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. For purposes of the Plan, the term "Administrator" shall mean the Board or, in the event that the Board shall delegate the responsibility for administering the Plan to a Committee, such Committee.

          (b) The Administrator shall determine which eligible individuals (as defined in paragraph 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

          (c) The Administrator may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the Optionee's rights under an outstanding option shall not be made without the Optionee's written consent. The Administrator may, with the Optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

          (d) The Administrator shall also determine which eligible individuals (as defined in paragraph 4, below) shall be issued Stock under the Plan, the timing of such grants, the terms thereof (including any restrictions), and the number of shares to be granted. The Stock shall be issued for such consideration (if any) as the Administrator deems appropriate. Stock issued subject to restrictions shall be evidenced by a written agreement (the "Restricted Stock Purchase Agreement"). The Administrator may amend any Restricted Stock Purchase Agreement, but any amendment which would adversely affect the shareholder's rights to the Stock shall not be made without his or her written consent.

          (e) The Administrator shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Administrator shall be binding on all participants.

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          (f) Without limitation of the foregoing, the Administrator shall have the right, with the Optionee's consent, to terminate the restrictions applicable to any stock issued pursuant to the Plan.

     3.   Stock Subject to the Plan.
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          (a) An aggregate of not more than 3,380,000 shares of Stock shall be available for the grant of stock options or the issuance of Stock under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the Optionee and will thereafter not be available under the Plan.

          (b) If there is any change in the Stock subject to the Plan, a Stock Option Agreement or a Restricted Stock Purchase Agreement through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend, or other change in the capital structure of the Company, appropriate adjustments shall be made by the Administrator in order to preserve but not to increase the benefits to the individual, including adjustments to the aggregate number, kind and price per share of shares subject to the Plan, a Stock Option Agreement or a Restricted Stock Purchase Agreement.

     4.   Eligible Individuals. Individuals who shall be eligible to have
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granted to them the options or Stock provided for by the Plan shall be such employees, officers, directors, independent contractors and consultants of the Company or an Affiliate as the Administrator, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

     5.   The Option Price. The exercise price of the Stock covered by each
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incentive stock option shall be not less than the per share fair market value of such Stock on the date the option is granted. The exercise price of the Stock covered by each nonqualified stock option shall be as determined by the Administrator. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in paragraph 3(b), above.

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     6.   Terms and Conditions of Options.
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          (a) Each option granted pursuant to the Plan will be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted.

          (b) The Administrator shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option
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shall not be for more than ten (10) years and that, in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the term shall be for no more than five (5) years.

          (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000.

          (d) The Stock Option Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Administrator. If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

     7.   Terms and Conditions of Stock Purchases.
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          (a) Each sale or grant of stock pursuant to the Plan will be evidenced by a written Restricted Stock Purchase Agreement executed by the Company and the person to whom such stock is sold or granted.

          (b) The Restricted Stock Purchase Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Administrator, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions.

     8.   Use of Proceeds. Cash proceeds realized from the sale of Stock under
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the Plan shall constitute general funds of the Company.

     9.   Amendment, Suspension, or Termination of the Plan.
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          (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law,

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including any applicable requirement that the Plan or an amendment to the Plan be approved by the Company's shareholders, and provided further that, except as provided in paragraph 3(b), above, the Board shall in no event amend the Plan in the following respects without the consent of shareholders then sufficient to approve the Plan in the first instance:

              (i) To increase the maximum number of shares subject to incentive stock options issued under the Plan; or

              (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

          (b) No option may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate with respect to the grant of incentive stock options on September _____, 2004, unless previously terminated by the Board pursuant to this paragraph 9.

     10.  Assignability. Each option granted pursuant to this Plan shall, during
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optionee's lifetime, be exercisable only by such optionee, and neither the option nor any right hereunder shall be transferable by optionee by operation of law or otherwise other than by will or the laws of descent and distribution. Stock subject to a Restricted Stock Purchase Agreement shall be transferable only as provided in such Agreement.

     11.  Payment Upon Exercise of Options.
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          (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash; provided, however, that the Administrator, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the Optionee; (ii) by delivery on a form prescribed by the Administrator of an irrevocable direction to a securities broker approved by the Administrator to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Administrator, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Administrator's

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discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

          (b) In the event that the exercise price is satisfied by the Administrator retaining from the shares of Stock otherwise to be issued to Optionee shares of Stock having a value equal to the exercise price, the Administrator may issue Optionee an additional option, with terms identical to this option agreement, entitling Optionee to purchase additional Stock in an amount equal to the number of shares so retained.

     12.  Withholding Taxes.
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          (a) No Stock shall be granted or sold under the Plan to any participant until the participant has made arrangements acceptable to the Administrator for the satisfaction of federal, state, and local income and social security tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments. Upon exercise of a stock option or lapsing or restriction on stock issued under the Plan, the Company may satisfy its withholding obligations by withholding from the Optionee or requiring the shareholder to surrender shares of the Company's Stock sufficient to satisfy federal, state, and local income and social security tax withholding obligations.

          (b) In the event that such withholding is satisfied by the Company or the Optionee's employer retaining from the shares of Stock otherwise to be issued to Optionee shares of Stock having a value equal to such withholding tax, the Administrator may issue Optionee an additional option, with terms identical to the option agreement under which the option was received, entitling Optionee to purchase additional Stock in an amount equal to the number of shares so retained.

     13.  Restrictions on Transfer of Shares. The Stock acquired pursuant to the
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Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the shareholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Administrator shall deem advisable.

     14.  Corporate Transaction.
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          (a) For purposes of this Section 15, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

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               (i)    a merger or consolidation in which the Company is not the
     surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

               (iii) any reverse merger in which the Company is the surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

          (b) In the event of any Corporate Transaction, any option shall terminate and any restricted stock shall be reconveyed to or repurchased by the Company immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options or restricted stock agreements providing substantially equal value and having substantially equivalent provisions as the options or restricted stock granted pursuant to this Plan.

     15.  Shareholder Approval. This Plan shall only become effective with
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regard to incentive stock options upon its approval by a majority of the shareholders voting (in person or by proxy) at a shareholders' meeting held within 12 months of the Board's adoption of the Plan. The Administrator may grant incentive stock options under the Plan prior to the shareholders' meeting, but until shareholder approval of the Plan is obtained, no incentive stock option shall be exercisable.

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